UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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Hecla Mining Company

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HECLA MINING COMPANY 6500 N. MINERAL DRIVE SUITE 200 COEUR D’ALENE, ID 83815-9408 V41174-P05705 Your Vote Counts! HECLA MINING COMPANY For complete information and to vote, visit www 2024 Annual Meeting Vote by May 16, 2024 11:59 p.m. ET. For shares held in a Plan, vote by May 14, 2024 11:59 p.m. ET. ProxyVote.com Control # You are invested in HECLA MINING COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 17, 2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 3, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete in Smartphone users Point your camera here and vote without entering a control number Vote in Person or Virtually at the Meeting* May 17, 2024 10:00 a.m. PDT Hecla Mining Company Corporate Office - Boardroom 6500 N. Mineral Dr., Suite 200 Coeur d’Alene, Idaho www.virtualshareholdermeeting.com/HL2024 *Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares. Vote at www.ProxyVote.com Control

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. ELECTION OF CLASS II DIRECTORS Nominees: 1a. Stephen F. Ralbovsky For 1b. Catherine J. Boggs For 1c. Mark P. Board For 2. Proposal to ratify and approve the selection of BDO USA, P.C., as our independent registered public accounting firm for the calendar year ending December 31, 2024. For 3. Advisory resolution to approve named executive officer compensation. For 4. In their discretion, on all other business that may properly come before the meeting or any adjournment or adjournments thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V41175-P05705